                                                                    EXHIBIT 10.3


================================================================================


                          AMERICAN HOMESTAR CORPORATION

                           2000-A AMENDMENT AGREEMENT

                           dated as of April 28, 2000

                                       to

  Amended and Restated Note Purchase Agreements dated as of September 15, 1998


         Re:              $61,000,000 8.32% Senior Notes
                                Due July 10, 2007

                                       and

             Note Purchase Agreements dated as of September 15, 1998


         Re:       $46,000,000 7.25% Senior Notes, Series A
                             Due September 15, 2008

                                       and

                     $5,000,000 7.14% Senior Notes, Series B
                             Due September 15, 2008



================================================================================

                                TABLE OF CONTENTS

                          (Not a part of the Agreement)

                                TABLE OF CONTENTS

SECTION                              HEADING                                PAGE
SECTION 1.       WAIVERS AND AMENDMENTS TO EXISTING NOTE
                 PURCHASE AGREEMENTS AND OUTSTANDING NOTES..................   2

SECTION 2.       CONDITIONS PRECEDENT.......................................  10

SECTION 3.       REPRESENTATIONS AND WARRANTIES.............................  11

SECTION 4.       MISCELLANEOUS..............................................  11


Signature Pages.............................................................  13

                          AMERICAN HOMESTAR CORPORATION

                           2000-A AMENDMENT AGREEMENT

          Re: Amended and Restated Note Purchase Agreements dated as of
                             September 15, 1998 and
             Note Purchase Agreements dated as of September 15, 1998


                                                                     Dated as of
                                                                  April 28, 2000

To Each of the Noteholders
listed in Schedule I
to this 2000-A Amendment Agreement

Ladies and Gentlemen:

         Reference is made to (i) the separate Amended and Restated Note Purchase Agreements each dated as of September 15, 1998, as previously amended and/or restated (the "Existing Amended and Restated Note Purchase Agreements") between American Homestar Corporation, a Texas corporation (the "Company"), and the Purchasers named on Schedule A attached thereto, respectively, under and pursuant to which the Company issued, and there are currently outstanding $61,000,000 aggregate principal amount of 8.32% Senior Notes due July 10, 2007 (the "Outstanding Amended and Restated Notes") and to (ii) the separate Note Purchase Agreements each dated as of September 15, 1998, as previously amended (the "Existing 1998 Note Purchase Agreements") between the Company and Purchasers named on Schedule A attached thereto, respectively, under and pursuant to which the Company issued, and there are currently outstanding $46,000,000 aggregate principal amount of 7.25% Senior Notes, Series A, due September 15, 2008 (the "Outstanding Series A 1998 Notes") and $5,000,000 aggregate principal amount of 7.14% Senior Notes, Series B, due September 15, 2008 (the "Outstanding Series B 1998 Notes" and together with the Outstanding Series A 1998 Notes, the "Outstanding 1998 Notes"). The Outstanding Amended and Restated Notes and the Outstanding 1998 Notes are sometimes hereinafter referred to collectively as the "Outstanding Notes" and the Existing Amended and Restated Note Purchase Agreements and Existing 1998 Note Purchase Agreements are sometimes hereinafter referred to collectively as the "Existing Note Purchase Agreements."

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company requests the amendment of certain provisions of the Existing Note Purchase Agreements and Outstanding Notes as hereinafter provided.

         Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof and receipt by the Company of similar acceptances from all of the holders of the Outstanding Notes, this 2000-A Amendment Agreement shall constitute a contract between us amending the Existing Note Purchase Agreements and Outstanding Notes in the respects, but only in the respects, hereinafter set forth:

SECTION 1. WAIVERS AND AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENTS AND OUTSTANDING NOTES.

         Section 1.1. Upon satisfaction of the conditions set forth in Section 2 hereof, the Noteholders hereby waive compliance (from and after March 31, 2000 to and including September 29, 2000), and the effects of non-compliance (from and after March 31, 2000 to and including September 29, 2000), by the Company with Section 10.5 of the Existing Note Purchase Agreements to the extent that the Fixed Charges Coverage Ratio is less than 1.25x. For the avoidance of doubt, the Company specifically understands and acknowledges that the waiver set forth above does not extend to any Default or Event of Default for the quarter ended September 30, 2000.

         The Noteholders hereby acknowledge and confirm the waiver set forth in that certain waiver letter dated January 18, 2000 in respect of compliance from and after December 31, 1999 to March 31, 2000 and the waiver set forth in that certain waiver letter dated as of March 31, 2000 in respect of compliance from and after March 31, 2000, and the effects of non-compliance from and after December 31, 1999 to the 2000-A Amendment Effective Date, by the Company with
Section 10.5 of the Existing Note Purchase Agreements to the extent that the Fixed Charge Coverage Ratio is less than 1.25x.

         The Company understands and agrees that the waivers contained in this
Section 1.1 pertain only to the Defaults and Events of Default herein described and only to the extent so described and not to any other Default or Event of Default which may exist under, or any other matters arising in connection with, the Existing Note Purchase Agreements or to any rights which the Noteholders have arising by virtue of any such other actions or matters.

         Section 1.2. Section 1.2 of each of the Existing Amended and Restated Note Purchase Agreements shall be and is hereby amended and restated in its entirety as follows:

                  "Section 1.2 Additional Interest. (a) Fixed Charges Coverage Ratio. In addition to, and not in limitation or reduction of, any other amounts paid or payable by the Company in respect of the Notes, in the event the Fixed Charges Coverage Ratio determined in accordance with
         Section 10.5 was less than 2.25 to 1.00 as of the end of any fiscal quarter ending on or after September 30, 1999, the stated interest rate payable on the Notes in respect of the next succeeding fiscal quarter shall be increased in accordance with the following table and such additional amounts arising therefrom shall be payable, with respect to each Note, as additional interest on the Notes (and without limiting the requirement of Section 10.5) on the scheduled interest payment date at the end of said next succeeding fiscal quarter.

                       ACTUAL FIXED CHARGE         AMOUNT OF INTEREST
                          COVERAGE RATIO             RATE INCREASE
                       -------------------         ------------------
                      Between 2.00x and 2.24x        .20% per annum

                      Between 1.99x and 1.65x        .35% per annum

                      Between 1.64x and 1.35x        .50% per annum

                          Less than 1.35x            .60% per annum


         No additional interest shall be payable in the event that the actual Fixed Charges Coverage Ratio contemplated under Section 10.5 as of the fiscal quarter ending immediately preceding an interest payment date was greater than or equal to 2.25 to 1.00. In the event the Company shall enter into an amendment hereto (reasonably satisfactory in form and substance to the Required Holders) and at the expense of the Company requiring that the Fixed Charges Coverage Ratio required under
         Section 10.5 shall be at least 2.25 to 1.00, no additional interest shall be payable under this paragraph with respect to any interest payment date occurring subsequent to the first fiscal quarter end for which such amendment is effective.

                  (b) Change in Reserve Requirement. If under applicable law or regulation, the holder of any Note is required to post reserves at any time and from time to time with respect to such Notes (the "Reserve Requirement") greater than one percent (1%) of the outstanding principal amounts of such Notes held by said holder (an "Increased Requirement") other than solely by reason of a change in law or regulation or a change in the interpretation or administration thereof relating to the requirements to post such reserves, then the interest rate on such Notes shall be increased by 1.25% per annum minus the amount, if any, that the interest rate on such Notes has been increased pursuant to Section 1.2(a). If during any time following an increase in the interest rate on the Notes pursuant to this Section 1.2(b), the Reserve Requirement is reduced to one percent (1%) or less of the outstanding principal balance of the Notes (a "Decreased Requirement"), the interest rate on the Notes shall be readjusted (but without prejudice to any adjustment required by Section 1.2(a)) to the rate per annum which would have been in effect had no adjustment been made pursuant to this Section 1.2(b). Any upward or downward adjustment required by this Section 1.2(b) in the rate of interest borne by the Notes shall become effective concurrently with the effectiveness of any Increased Requirement or Decreased Requirement, as the case may be. In no event may the expressed interest rate on the Notes be increased by more than 1.25% per annum pursuant to clauses (a) and (b) during any period in which no Event of Default exists.

                  (c) Amendment Interest. Notwithstanding the foregoing clauses
         (a) and (b) of this Section 1.2, the stated interest rate payable on the Notes from April 1, 2000 to and including September 29, 2000 shall be increased by 1.25% to an aggregate interest rate of 9.57% per annum plus applicable interest payable upon an Event of Default and shall continue to bear interest after September 29, 2000 at such rate for any and all periods during which (i) the Fixed Charges Coverage Ratio determined in accordance with Section 10.5 is less than 2.25 to 1.00 or
         (ii) any Event of Default shall exist and such additional amount shall be payable, with respect to each Note, as additional interest on the Notes on the next scheduled interest payment date. Such additional interest is in replacement of the interest payable pursuant to clauses
         (a) and (b) of this Section 1.2."

         Section 1.3. Section 1.2 of each of the Existing 1998 Note Purchase Agreements shall be and is hereby amended and restated in its entirety as follows:

                  "Section 1.2 Additional Interest. (a) Fixed Charges Coverage Ratio. In addition to, and not in limitation or reduction of, any other amounts paid or payable by the Company in respect of the Notes, in the event the Fixed Charges Coverage Ratio determined in accordance with
         Section 10.5 was less than 2.25 to 1.00 as of the end of any fiscal quarter ending on or after September 30, 1999, the stated interest rate payable on the Notes in respect of the next succeeding fiscal quarter shall be increased in accordance with the following table and such additional amounts arising therefrom shall be payable, with respect to each Note, as additional interest on the Notes (and without limiting the requirement of Section 10.5) on the scheduled interest payment date at the end of said next succeeding fiscal quarter.

                       ACTUAL FIXED CHARGE               AMOUNT OF INTEREST
                          COVERAGE RATIO                    RATE INCREASE
                       -------------------               ------------------
                     Between 2.00x and 2.24x               .20% per annum

                     Between 1.99x and 1.65x               .35% per annum

                     Between 1.64x and 1.35x               .50% per annum

                     Less than 1.35x                       .60% per annum

         No additional interest shall be payable in the event that the actual Fixed Charges Coverage Ratio contemplated under Section 10.5 as of the fiscal quarter ending immediately preceding an interest payment date was greater than or equal to 2.25 to 1.00. In the event the Company shall enter into an amendment hereto (reasonably satisfactory in form and substance to the Required Holders) and at the expense of the Company requiring that the Fixed Charges Coverage Ratio required under
         Section 10.5 shall be at least 2.25 to 1.00, no additional interest shall be payable under this paragraph with respect to any interest payment date occurring subsequent to the first fiscal quarter end for which such amendment is effective.

                  (b) Change in Reserve Requirement. If under applicable law or regulation, the holder of any Note is required to post reserves at any time and from time to time with respect to such Notes (the "Reserve Requirement") greater than one percent (1%) of the outstanding principal amounts of such Notes held by said holder (an "Increased

         Requirement") other than solely by reason of a change in law or regulation or a change in the interpretation or administration thereof relating to the requirements to post such reserves, then the interest rate on such Notes shall be increased by 1.25% per annum minus the amount, if any, that the interest rate on such Notes has been increased pursuant to Section 1.2(a). If during any time following an increase in the interest rate on the Notes pursuant to this Section 1.2(b), the Reserve Requirement is reduced to one percent (1%) or less of the outstanding principal balance of the Notes (a "Decreased Requirement"), the interest rate on the Notes shall be readjusted (but without prejudice to any adjustment required by Section 1.2(a)) to the rate per annum which would have been in effect had no adjustment been made pursuant to this Section 1.2(b). Any upward or downward adjustment required by this Section 1.2(b) in the rate of interest borne by the Notes shall become effective concurrently with the effectiveness of any Increased Requirement or Decreased Requirement, as the case may be. In no event may the expressed interest rate on the Notes be increased by more than 1.25% per annum pursuant to clauses (a) and (b) during any period in which no Event of Default exists.

                  (c) Amendment Interest. Notwithstanding the foregoing clauses
         (a) and (b) of this Section 1.2, the stated interest rate payable on the Notes from April 1, 2000 to and including September 29, 2000 shall be increased by 1.25% to an aggregate amount of 8.5% per annum in respect of the Series A Notes, and 8.39% per annum in respect of the Series B Notes, plus applicable interest payable upon an Event of Default and shall continue to bear interest after September 29, 2000 at such rate for any and all periods during which (i) the Fixed Charges Coverage Ratio determined in accordance with Section 10.5 is less than
         2.25 to 1.00 or (ii) any Event of Default shall exist and such additional amount shall be payable, with respect to each Note, as additional interest on the Notes on the next scheduled interest payment date. Such additional interest is in replacement of the interest payable pursuant to clauses (a) and (b) of this Section 1.2."

         Section 1.4. Section 7.1 of each of the Existing Note Purchase Agreements shall be and is hereby amended to (i) delete "and" at the end of clause (f) thereof, (ii) delete "." at the end of clause (g) thereof and replace it with "; and" and (iii) add a new clause (h) thereto to read as follows:

                  "(h) Ordinary Course Transfers -- promptly, and in any event within 15 days after the end of each monthly period, a monthly statement setting forth Transfers made in the ordinary course of business (and the consideration received) permitted pursuant to Section
         10.3 (excluding sales of inventory held for sale made in the ordinary course of business and such other Transfers to the extent that such Transfers during such monthly period do not aggregate in excess of $10,000)."

         Section 1.5. Section 10.3 of each of the Existing Note Purchase Agreements shall be and is hereby amended by adding at the end of such section the following sentence:

         "In addition to and not in limitation of the foregoing, (i) the Company shall obtain (a) the written consent of the holders of at least 75% in aggregate principal amount of the Notes then outstanding under the Existing Note Purchase Agreements prior to the consummation of a Debt Offered Prepayment Application or (b) the written consent of the holders of 100% in aggregate principal amount of the Notes outstanding under the Existing Note Purchase Agreements prior to a Property Reinvestment Application, in each case to which the Net Proceeds Amount for any Asset Disposition is applied and (ii) if the Company (x) Transfers (other than pursuant to an operating lease under GAAP of idle plant facilities and underperforming company stores as determined in good faith by Resolutions of the Board of Directors of the Company) fixed assets or any business or division (including, without limitation, 21st Century, provided that up to 50% of the net cash proceeds thereof may be invested in 21st Century or in a joint venture in respect of 21st Century by way of loans, participations or otherwise) or (y) issues any debt securities for cash consideration (excluding in all cases from this clause (y) debt securities issued by the Company in the ordinary course of business), the Company shall deposit 100% of the net cash proceeds of such Transfer or issuance with the Collateral Agent and grant a security interest therein as collateral to secure the Notes pursuant to the Security Agreement; provided that this clause (ii) shall not apply to equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or obsolete or otherwise Transferred in the ordinary course of business. To the extent that the net cash proceeds from any Transfer or issuance set forth in clause (ii) of the previous sentence are deposited in the Account, then, to the extent of such deposit, such Transfer or issuance shall be excluded from any calculation set forth in clause (c) above. `Net cash proceeds' shall be the cash proceeds of a Transfer as aforesaid net of all ordinary and reasonable out-of-pocket costs and expenses actually incurred by the Company in connection with such Transfer and all indebtedness secured by the property being so transferred and required by its terms to be paid in connection with the consummation of such Transfer, and, in the case of the disposition of 21st Century, any cash expenditures made in connection with, or to facilitate, such disposition and, in the case of any taxable gains that arise from such dispositions, tax on such gains."

         Section 1.6. Sections 10.4(a) and (b) of each of the Existing Note Purchase Agreements shall be and are hereby amended as follows:

                  "(a) Total Senior Debt minus the amount of the Collateral subject to the Security Agreement is less than (i) in the case of any determination prior to or on September 29, 2000, the lesser of (A) $200,000,000 and (B) 70% of Total Capitalization, (ii) in the case of any determination after September 29, 2000 to and including June 29, 2001, 58% of Total Capitalization and (iii) in the case of any determination on or after June 30, 2001, 56% of Total Capitalization,

                  (b) the sum of Total Senior Debt plus Total Subordinated Debt minus the amount of the Collateral subject to the Security Agreement is less than (i) in the case of any determination prior to or on September 29, 2000, the lesser of (A) $200,000,000 and (B) 70% of Total
         Capitalization and (ii) in the case of any determination after September 29, 2000, 65% of Total Capitalization,"

         Section 1.7. Section 10.7 of each of the Existing Note Purchase Agreements shall be and is hereby amended to add at the end of such section the following sentence:

         "Notwithstanding the foregoing, the Company shall not be in default under this Section 10.7 if the Company maintains Consolidated Net Worth at not less than $90,000,000 in connection with any determination prior to or on September 29, 2000."

         Section 1.8. Section 10.9(f) of each of the Existing Note Purchase Agreements shall be and is hereby amended and restated as follows:

                           "(f) Liens on property or assets of the Company or
                  any of its Restricted Subsidiaries securing Debt owing to the Company or to another Restricted Subsidiary and Liens created by the Security Agreement on the collateral provided for therein and securing the obligations provided for therein;"

         Section 1.9. Section 10 of each of the Existing Note Purchase Agreements shall be and is hereby amended to add a new Section 10.11 as follows:

                  "Section 10.11. Earnings Before Interest and Taxes. The Company will maintain positive Earnings Before Interest and Taxes for the fiscal quarter ended as of June 30, 2000."

         Section 1.10. Section 11 of each of the Existing Note Purchase Agreements shall be and is hereby amended to (i) add "or in the Security Agreement" after the term "herein" in the second line of clause (d) thereof,
(ii) delete "." at the end of clause (j) thereof and replace it with "; or" and
(iii) add a new clause (k) thereto to read as follows:

                  "(k) the Security Agreement or any Lien created thereby shall cease to be in full force and effect (other than in accordance with the Security Agreement), or such Lien shall cease to be a valid, first priority perfected Lien on the Collateral, in each case for any reason, including, without limitation, a determination of any Governmental Authority that such agreement is invalid, void or unenforceable, or the Company shall contest or deny in writing the validity, enforceability or priority of any of its obligations thereunder or any Lien created thereby on any of the Collateral."

         Section 1.11. Section 12.2 of each of the Existing Note Purchase Agreements shall be and is hereby amended to add "(including, without limitation, the rights and remedies of such holder provided in the Security Agreement)" before the "."

         Section 1.12. Schedule B of each of the Existing Note Purchase Agreements shall be amended to add the following new defined terms in the appropriate alphabetical locations:

                           "'Account' is defined in the Security Agreement."

                           "'Collateral' is defined in the Security Agreement."

                           "'Collateral Agent' means LaSalle Bank National
                  Association, or any successor thereof permitted by the Security Agreement."

                           "'Earnings Before Interest and Taxes' means, with
                  respect to any period, Consolidated Net Income of the Company and its Restricted Subsidiaries for such period plus all amounts deducted in the computation thereof on account of (a) Interest Charges for such period and (b) taxes imposed on or measured by income or excess profits of the Company and its Restricted Subsidiaries for such period."

                           "'Security Agreement' means the Security Agreement
                  between the Company and the Collateral Agent, substantially in the form attached hereto as Exhibit 10.3."

         Section 1.13. Schedule B of each of the Existing Amended and Restated Note Purchase Agreements shall be amended to add the following new defined term in the appropriate alphabetical location:

                           "'Existing Note Purchase Agreements' means this
                  Agreement, the Other Agreements and the separate Note Purchase Agreements each dated as of September 15, 1998 between the Company and the Purchasers named on Schedule A thereto, respectively, in each case, as amended or modified."

         Section 1.14. Schedule B of each of the Existing 1998 Note Purchase Agreements shall be amended to add the following new defined term in the appropriate alphabetical location:

                           "'Existing Note Purchase Agreements' means this
                  Agreement, the Other Agreements and the separate Amended and Restated Note Purchase Agreements each dated as of September 15, 1998 between the Company and the Holders named on Schedule A thereto, respectively, in each case, as amended or modified."

         Section 1.15. The following definitions contained in Schedule B of each of the Existing Note Purchase Agreements shall be and are hereby amended and restated in its entirety to read as follows:

                           "'Default Rate' means the rate of interest that is
                  the greater of (i) 2.0% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes, as adjusted pursuant to Section 1.2, or (ii) 2.0% over the rate of interest publicly announced by Citibank, N.A. in New York, New York, or any successor thereof, from time to time as its "base" or "prime" rate."

                           "'Debt Offered Prepayment Application' means, with
                  respect to any Asset Disposition, the offering, in writing, by the Company of cash in an amount not exceeding the Net Proceeds Amount with respect to such Asset Disposition to pay the Notes under the Existing Note Purchase Agreements and any interest and premium in respect thereof, provided that in connection with any such Asset Disposition and payment of the Notes, the Company shall have offered to prepay the Ratable Portion in respect of each outstanding Note under the Existing Note Purchase Agreements and shall have prepaid each holder of each such Note that shall have accepted such offer of prepayment in accordance with said Section 8.4 in a principal amount which, when added to any accrued and unpaid interest thereon and the Modified Make-Whole Amount, equals the Ratable Portion for such Note. As used in this definition, "Ratable Portion" for any Note means an amount equal to the product of
                  (x) the Net Proceeds Amount being so applied to the payment of the Notes multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of all the Notes of the Company with respect to which such offer of prepayment is made. For purposes of Section 10.3, a Net Proceeds Amount shall be deemed applied to a Debt Offered Prepayment Application upon the extension of the offer in respect of such Debt Offered Prepayment Application, provided that if the actual prepayments in respect thereof, if any, are not made in accordance with the requirements of such offer or, in any case, are not made within 365 days after the applicable Asset Disposition, such application of such Net Proceeds Amount will be deemed not to have been made."

         Section 1.16. Clause (j) of the definition of the term "Restricted Investments" contained in Schedule B of each of the Existing Note Purchase Agreements shall be and is hereby amended and restated in its entirety as follows:

                  "(x) Investments in 21st Century, or in a joint venture in respect of 21st Century, in connection with the Transfer thereof, and

                   (y) such other Investments in 21st Century, provided that (i) with respect to any such Investment made after the date of the Closing, the aggregate amount of such Investment and all other Investments in 21st Century made after the date of Closing (valued as set forth below) shall not, at the time of the making of each Investment, exceed 10% of Consolidated Net Worth, determined at such time, and (ii) the proceeds of such Investments are used by 21st Century to assist it in the securitization of receivables generated from the sale of Manufactured Homes by the Company, any Restricted Subsidiary or any franchise of the Company or any Restricted Subsidiary."

        Section 1.17. Each of the Existing Note Purchase Agreements shall be amended to add Exhibit 10.3 which is attached hereto as Exhibit D.

         Section 1.18. The Noteholders hereby appoint LaSalle Bank National Association to act as Collateral Agent for the exclusive benefit of the holders of the Notes.

SECTION 2.  CONDITIONS PRECEDENT.

         Section 2.1. Conditions Precedent. This 2000-A Amendment Agreement shall be effective as of April 28, 2000 (the "2000-A Amendment Effective Date") when each of the following conditions shall have been satisfied:

                  (a) Each Noteholder and the Collateral Agent shall have received this 2000-A Amendment Agreement, duly executed by the Company.

                  (b) The Required Holders in respect of each of the Existing Note Purchase Agreements shall have consented to this 2000-A Amendment Agreement as evidenced by their execution thereof; provided that the amendments contained in Sections 1.2 and 1.3 of this 2000-A Amendment Agreement shall be effective only as to each holder of Notes which has consented hereto.

                  (c) The representations and warranties of the Company set forth in Section 3 hereof are true and correct as of the date of the execution and delivery of this 2000-A Amendment Agreement.

                  (d) Each Noteholder and the Collateral Agent shall have received the Security Agreement substantially in the form attached hereto as Exhibit D duly executed by the Company.

                  (e) Any consents or approvals from any holder or holders of any outstanding Security of the Company or any Subsidiary and any amendments of agreements pursuant to which any Securities may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be reasonably satisfactory in form and substance to the Noteholders and their special counsel.

                  (f) The Company shall have paid, or have provided a satisfactory retainer for, the fees and disbursements of the Noteholders' special counsel, Chapman and Cutler, incurred in connection with the negotiation, preparation, execution and delivery of this 2000-A Amendment Agreement, as required by Section 15.1 of the Existing Note Purchase Agreements.

                  (g) Counsel for the Company shall have delivered such legal opinions to the Noteholders as the Noteholders may reasonably request in respect of the due organization and the good standing of the Company and the legality, validity and enforceability of this

         2000-A Amendment Agreement and the Outstanding Notes as amended hereby and the Security Agreement.

SECTION 3.   REPRESENTATIONS AND WARRANTIES.

         Section 3.1. Representations and Warranties. The Company hereby represents and warrants that as of the date hereof and as of the date of execution and delivery of this 2000-A Amendment Agreement:

                  (a) This 2000-A Amendment Agreement, the Existing Note Purchase Agreements and Outstanding Notes (as amended hereby) and the Security Agreement are within the corporate powers of the Company, have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

                  (b) The Security Agreement (or financing statements or similar notices thereof to the extent permitted or required by applicable law) have been filed for record or recorded in all public offices wherein such filing or recordation is necessary to perfect the security interest granted by such Security Agreement in the collateral therein described as against creditors of and purchasers from the Company and the Security Agreement creates a valid and perfected first security interest in such collateral effective as against creditors of and purchasers from the Company subject only to encumbrances expressly permitted by the terms of such Security Agreement.

                  (c) The Outstanding Amended and Restated Notes and the Outstanding 1998 Notes held by the Noteholders are amended hereby as set forth herein without regard to any exchange of Outstanding Notes for New Notes.

                  (d) After giving effect to this 2000-A Amendment Agreement, no Default or Event of Default has occurred and is continuing.

                  (e) The execution, delivery and performance of this 2000-A Amendment Agreement and the Security Agreement by the Company does not and will not result in a violation of or default under (A) the articles of incorporation or bylaws of the Company, (B) any material agreement to which the Company is a party or by which it is bound or to which the Company or any of its properties is subject, (C) any order, writ, injunction or decree binding on the Company, or (D) any statute, regulation, rule or other law applicable to the Company.

SECTION 4.   MISCELLANEOUS.

         Section 4.1. Except as amended herein, all terms and provisions of the Existing Note Purchase Agreements and the Outstanding Notes are hereby ratified, confirmed and approved in all respects.

         Section 4.2. Any and all notices, requests, certificates and other instruments, including the Outstanding Notes as amended hereby, may refer to the "Note Purchase Agreements" without making specific reference to this 2000-A Amendment Agreement, but nevertheless all such references shall be deemed to include this 2000-A Amendment Agreement unless the context shall otherwise require.

         Section 4.3. This 2000-A Amendment Agreement and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder. All covenants made by the Company herein shall survive the closing and the delivery of this 2000-A Amendment Agreement.

         Section 4.4. This 2000-A Amendment Agreement shall be governed by and construed in accordance with Illinois law.

         Section 4.5. The capitalized terms used in this 2000-A Amendment Agreement shall have the respective meanings specified in the related Existing Note Purchase Agreements unless otherwise herein defined or the context hereof shall otherwise require.

         The execution hereof by the respective Noteholders shall constitute a contract among the Company and the Noteholders for the uses and purposes hereinabove set forth. This 2000-A Amendment Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement. Counterpart signature pages are deemed to be evidence of agreement to deliver original executed counterparts of such signature pages as promptly as practicable thereafter.

                                        AMERICAN HOMESTAR CORPORATION

                                        By:   /s/ Craig A. Reynolds
                                              -----------------------------
                                        Its:  Executive Vice President, CFO

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                          COMPANY

                                        By: David L. Babson and Company
                                            Incorporated, as Investment Adviser

                                        By:     /s/ Richard C. Morrison
                                                -----------------------
                                        Name:   Richard C. Morrison
                                        Title:  Managing Director

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        ALLSTATE LIFE INSURANCE COMPANY

                                        By:   /s/ Patricia A. Wilson
                                              ----------------------
                                        Its:  Authorized Signatory


                                        By :  /s/ Daniel C. Leimbach
                                              ----------------------
                                        Its:  Authorized Signatory

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        ALLSTATE INSURANCE COMPANY

                                        By:   /s/ Patricia A. Wilson
                                              ----------------------
                                        Its:  Authorized Signatory


                                        By:   /s/ Daniel C. Leimbach
                                              ----------------------
                                        Its:  Authorized Signatory

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        THE NORTHWESTERN MUTUAL LIFE
                                          INSURANCE COMPANY


                                        By:   /s/ Richard A. Strait
                                              -------------------------
                                        Its:  Authorized Representative

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                                NORTHERN LIFE INSURANCE COMPANY


                                                By:   /s/ James V. Wittach
                                                      --------------------
                                                Its:   Assistant Treasurer

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                             WASHINGTON SQUARE ADVISERS PRIVATE
                                                PLACEMENT TRUST FUND


                                             By:   /s/ Frank P. Pintens
                                                   ---------------------
                                             Its:  Senior Vice President

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        RELIASTAR LIFE INSURANCE COMPANY OF
                                          NEW YORK (FORMERLY RELIASTAR
                                          BANKERS SECURITY LIFE INSURANCE
                                          COMPANY)


                                         By:   /s/ James V. Wittach
                                               ---------------------------
                                         Its:  Vice President, Investments

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        GENERAL ELECTRIC CAPITAL ASSURANCE
                                          COMPANY (FORMERLY GREAT NORTHERN
                                          INSURED ANNUITY CORPORATION)


                                        By:    /s/ Morion C. Mooers
                                               --------------------
                                        Its:   Investment Officer

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        KEMPER INVESTORS LIFE INSURANCE COMPANY

                                        By:    /s/ Gary W. Fridley
                                               ------------------------
                                        Its:   Chief Investment Officer


                                        By:    /s/ David S. Jorgensen
                                               ------------------------
                                        Its:   Controller and Treasurer

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        FEDERAL KEMPER LIFE ASSURANCE COMPANY

                                        By:    /s/ Gary W. Fridley
                                               ------------------------
                                        Its:   Chief Investment Officer


                                        By:    /s/ David S. Jorgensen
                                               ------------------------
                                        Its:   Controller and Treasurer

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        ZURICH LIFE INSURANCE COMPANY OF AMERICA

                                        By:    /s/ Gary W. Fridley
                                               ------------------------
                                        Its:   Chief Investment Officer


                                        By:    /s/ David S. Jorgensen
                                               ------------------------
                                        Its:   Controller and Treasurer

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        FIDELITY LIFE ASSOCIATION

                                        By:    /s/ Gary W. Fridley
                                               ------------------------
                                        Its:   Chief Investment Officer


                                        By:    /s/ David S. Jorgensen
                                               ------------------------
                                        Its:   Controller and Treasurer

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        AMERICAN BANKERS LIFE ASSURANCE
                                          COMPANY OF FLORIDA

                                        By:    /s/ Gustavo C. Rodriguiz
                                               ------------------------
                                        Its:   Director of Investments

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        AMERICAN BANKERS LIFE INSURANCE
                                          COMPANY INC. OF FLORIDA

                                        By:    /s/ Gustavo C. Rodriguiz
                                               ------------------------
                                        Its:   Director of Investments

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                   BAYSTATE HEALTH SYSTEM, INC.
                                   By: David L. Babson and Company Incorporated,
                                       as Investment Sub-Adviser

                                   By:     /s/ Richard C. Morrison
                                           -----------------------
                                   Name:   Richard C. Morrison
                                   Title:  Managing Director

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                   C.M. LIFE INSURANCE COMPANY
                                   By: David L. Babson and Company Incorporated,
                                       as Investment Sub-Adviser


                                   By:     /s/ Richard C. Morrison
                                           ------------------------
                                   Name:   Richard C. Morrison
                                   Title:  Managing Director

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        RELIASTAR LIFE INSURANCE COMPANY

                                        By:    /s/ James V. Wittach
                                               -------------------------
                                        Its:   Authorized Representative

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        SECURITY CONNECTICUT LIFE INSURANCE
                                          COMPANY

                                        By:   /s/ James V. Wittach
                                              --------------------
                                        Its:  Assistant Treasurer

         This foregoing 2000-A Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

                                        PROVIDENT MUTUAL LIFE INSURANCE
                                          COMPANY

                                        By:    /s/ James Kestner
                                               -----------------
                                        Its:   Vice President

                                                         OUTSTANDING PRINCIPAL
                                                               AMOUNT OF           OUTSTANDING PRINCIPAL
                                                          OUTSTANDING AMENDED            AMOUNT OF
                                                           AND RESTATED NOTES        OUTSTANDING 1998
     NAME OF HOLDER                                           HELD AS OF             NOTES HELD AS OF
        OF NOTES                                             APRIL 28, 2000           APRIL 28, 2000

MASSACHUSETTS MUTUAL LIFE INSURANCE                            $ 9,800,000             $ 7,750,000
     COMPANY                                                   $ 4,200,000             $ 2,000,000
                                                                                       $ 1,500,000

BAYSTATE HEALTH SYSTEM, INC                                                            $   500,000

CM LIFE INSURANCE COMPANY                                                              $   250,000

ALLSTATE LIFE INSURANCE COMPANY                                $ 1,000,000
                                                               $ 3,000,000
                                                               $ 1,500,000
                                                               $ 3,000,000
                                                               $ 1,500,000

ALLSTATE INSURANCE COMPANY                                                             $ 5,000,000

THE NORTHWESTERN MUTUAL LIFE INSURANCE                         $10,000,000             $10,000,000
     COMPANY
NORTHERN LIFE INSURANCE COMPANY                                $ 4,500,000             $ 2,000,000

WASHINGTON SQUARE ADVISERS PRIVATE                             $ 2,500,000
     PLACEMENT TRUST FUND

RELIASTAR LIFE INSURANCE COMPANY OF NEW                        $ 1,000,000
     YORK (FORMERLY RELIASTAR BANKERS
     SECURITY LIFE INSURANCE COMPANY)

RELIASTAR LIFE INSURANCE COMPANY                               $ 1,000,000             $ 4,000,000

SECURITY CONNECTICUT LIFE INSURANCE                                                    $ 2,000,000
     COMPANY

GENERAL ELECTRIC CAPITAL ASSURANCE                             $ 6,000,000
     COMPANY (FORMERLY GREAT NORTHERN
     INSURED ANNUITY CORPORATION)

KEMPER INVESTORS LIFE INSURANCE COMPANY                        $ 2,900,000             $ 6,900,000

FEDERAL KEMPER LIFE ASSURANCE COMPANY                          $ 1,400,000             $ 3,400,000

ZURICH LIFE INSURANCE COMPANY OF                               $   200,000             $   500,000
     AMERICA

FIDELITY LIFE ASSOCIATION                                      $   175,000             $ 1,200,000
                                                               $   175,000
                                                               $   150,000

AMERICAN BANKERS LIFE ASSURANCE                                $ 4,000,000
     COMPANY OF FLORIDA

AMERICAN BANKERS LIFE INSURANCE                                                        $ 1,000,000
     COMPANY INC. OF FLORIDA

PROVIDENT MUTUAL LIFE INSURANCE                                $ 3,000,000             $ 3,000,000
     COMPANY


                                   Schedule I
                        (to 2000-A Amendment Agreement)

                                    EXHIBIT A





                          [FORM OF SECURITY AGREEMENT]





                                  EXHIBIT 10.3
                          (to Note Purchase Agreement)